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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 16, 1996

                      ELECTRONIC DATA SYSTEMS CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                    01-11779        75-2548221
(State or other jurisdiction      (Commission      (IRS Employer
     of incorporation)            File Number)    Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of principal executive offices,
                              including zip code)



Registrant's telephone number, including area code  (214) 604-6000


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ITEM 5.  OTHER EVENTS.

        On July 16, 1996, Electronic Data Systems Corporation, a Delaware corporation ("EDS"), announced results of operations for the quarter ended June 30, 1996. A copy of the press release is attached as Exhibit 99(a) hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   EXHIBITS

       EXHIBIT
       NUMBER             DESCRIPTION OF DOCUMENT
       ------             -----------------------

        99(a) Press Release of Electronic Data Systems Corporation dated July 16, 1996

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELECTRONIC DATA SYSTEMS
                                       CORPORATION



                                       By:     /s/ Joseph M. Grant
                                          -------------------------------------
                                       Name:  Joseph M. Grant
                                       Title: Executive Vice President and
                                              Chief Financial Officer


July 16, 1996

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